Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
INCOME TAXES
Income Tax Disclosure [Text Block]
Note 8 – Income Taxes

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25  Income Taxes – Recognition.   Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard required by ASC 740-10-25-5.

Deferred income tax amounts reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

Significant components of the deferred tax asset amounts at an anticipated tax rate of 35% for the periods ended June 30, 2017 and December 31, 2016 are as follows:

	June 30,	December 31,
	2017	2016
Net operating loss carryforwards	$1,397,919	$193,668

Deferred tax asset	$489,271	$67,780
Valuation allowance for deferred asset	(489,271)	(67,780)
Net deferred tax asset	$-	$-

At June 30, 2017, the Company has net operating loss carryforwards of approximately $1,397,919 which will begin to expire in the year 2033.  The increase in the allowance account amount (and also in the deferred tax asset amount) from December 31, 2016 to June 30, 2017 was $421,491.

IronClad is subject to federal level income taxes under the jurisdiction of the US, but is not subject to income taxes at any state level.  Tax periods that may still be subject to review by the Internal Revenue Service are the years 2014, 2015, and 2016.  The Company has not identified any aggressive tax positions.

NOTE 5 – INCOME TAXES

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25 Income Taxes – Recognition.  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740-10-25-5.

Topic 740 in the Accounting Standards Codification (ASC 740) prescribes recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  At December 31, 2016, the Company had taken no tax positions that would require disclosure under ASC 740.

The Company files income tax returns in the U.S. federal jurisdiction.  The federal jurisdiction has a statute of limitations of three years.  Federal income tax returns prior to year ending December 31, 2011 are closed.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes.

Significant components of the deferred tax assets at an anticipated tax rate of 35% for the periods ended December 31, 2016 and December 31, 2015 are as follows:

	December 31, 2016	December 31, 2015
Net operating loss carryforwards	215,479	175,750
Deferred tax asset	75,418	61,500
Valuation allowance for deferred asset	(75,418)	(61,500)
Net deferred tax asset	-	-

At December 31, 2016, the Company has net operating loss carryforwards of approximately $215,480 which will begin to expire in the year 2032. The change in the allowance account from December 31, 2015 to December 31, 2016 was $13,920.